UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2011 (November 15, 2011)
Bob Evans Farms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 491-2225
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 15, 2010, Bob Evans Farms, Inc. (the “Company”) issued a news release announcing financial results for the fiscal 2012 second quarter ended October 28, 2011. A copy of this news release is furnished as Exhibit 99.1 and incorporated herein by reference.
The Company also made available in conjunction with the news release additional quarterly financial information as of and for the fiscal 2012 second quarter ended October 28, 2011. The additional quarterly financial information is furnished as Exhibit 99.2 and incorporated herein by reference.
The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 and Exhibit 99.2 which are incorporated by reference, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired — Not Applicable
(b) Pro Forma Financial Information — Not applicable
(c) Shell Company Transactions — Not Applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on November 15, 2011, announcing financial results for fiscal 2012 second quarter ended October 28, 2011

99.2	Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on November 15, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: November 18, 2011	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 15, 2011

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on November 15, 2011, announcing financial results for fiscal 2012 second quarter ended October 28, 2011

99.2	Additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on November 15, 2011

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